SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofthe
Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): November 14, 2003

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

(262) 789-1011
(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99) Financial statements of Ridgestone Financial Services, Inc., including Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002, Consolidated Statements of Income for the three and nine months ended September 30, 2003 and 2002, Consolidated Statements of Cash Flows for the nine months ended September 30, 2003 and 2002, Consolidated Statements of Stockholders’ Equity for the nine months ended September 30, 2003 and 2002 and Notes to Consolidated Financial Statements.

Item 9.	Regulation FD Disclosure.

        On November 14, 2003, Ridgestone Financial Services, Inc. (the “Company”) filed its Quarterly Report on Form 10-QSB with the Securities and Exchange Commission. The Company has furnished herewith as Exhibit 99 certain financial information contained in such Quarterly Report on Form 10-QSB, including Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002, Consolidated Statements of Income for the three and nine months ended September 30, 2003 and 2002, Consolidated Statements of Cash Flows for the nine months ended September 30, 2003 and 2002, Consolidated Statements of Stockholders’ Equity for the nine months ended September 30, 2003 and 2002 and Notes to Consolidated Financial Statements.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Dated: November 14, 2003	By: /s/ Christine V. Lake Christine V. Lake Executive Vice President

Exhibit Index to Current Report on Form 8-K

        Exhibit
        Number       Description

(99)	Financial statements of Ridgestone Financial Services, Inc., including Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002, Consolidated Statements of Income for the three and nine months ended September 30, 2003 and 2002, Consolidated Statements of Cash Flows for the nine months ended September 30, 2003 and 2002, Consolidated Statements of Stockholders’ Equity for the nine months ended September 30, 2003 and 2002 and Notes to Consolidated Financial Statements.